UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2019

Dominion Energy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 6.75% Corporate Units	DCUD	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Annual Meeting of Dominion Energy, Inc. (the “Company”) was held on May 7, 2019.  Results of items presented for voting are listed below.

The following nominees were elected to the Board for a one-year term or until next year’s annual meeting: James A. Bennett, Helen E. Dragas, James O. Ellis, Jr., Thomas F. Farrell, II, D. Maybank Hagood, John W. Harris, Ronald W. Jibson, Mark J. Kington, Joseph M. Rigby, Pamela J. Royal, Robert H. Spilman, Jr., Susan N. Story, and Michael E. Szymanczyk. The votes cast with respect to all of the nominees presented at the Annual Meeting were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote
James A. Bennett	532,221,320	3,000,203	1,801,992	138,026,847
Helen E. Dragas	531,110,982	4,266,936	1,645,597	138,026,847
James O. Ellis, Jr.	532,612,071	2,653,986	1,757,458	138,026,847
Thomas F. Farrell, II	515,459,948	18,616,737	2,946,830	138,026,847
D. Maybank Hagood	531,919,488	3,245,613	1,858,414	138,026,847
John W. Harris	512,578,566	22,657,818	1,787,131	138,026,847
Ronald W. Jibson	532,770,908	2,476,311	1,776,296	138,026,847
Mark J. Kington	526,860,594	8,372,629	1,790,292	138,026,847
Joseph M. Rigby	533,102,372	2,154,011	1,767,132	138,026,847
Pamela J. Royal	532,056,492	3,182,076	1,784,947	138,026,847
Robert H. Spilman, Jr.	525,823,947	9,439,119	1,760,449	138,026,847
Susan N. Story	468,913,355	66,519,036	1,591,124	138,026,847
Michael E. Szymanczyk	532,165,530	3,062,519	1,795,466	138,026,847

The appointment of Deloitte & Touche LLP as our independent auditor for 2019 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
650,844,666	22,268,104	1,937,592

Shareholders approved an advisory vote on approval of executive compensation (“say on pay”).  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
487,038,893	45,770,057	4,213,692	138,026,847

Shareholders approved management’s proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.  The vote was as follows:

Votes For	Votes Against	Votes Abstained
645,569,453	24,690,688	4,790,221

A shareholder proposal requesting the Company to adopt a policy to require an independent Board Chair was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
211,552,665	321,189,012	4,280,965	138,026,847

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Executive Vice President, Chief Administrative & Compliance Officer and Corporate Secretary

Date:  May 7, 2019